SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  November 24, 2003

                        Commission File Number  1-05707

                   GENERAL EMPLOYMENT ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)

             Illinois                                   36-6097429
(State or other jurisdiction of                      (I.R.S.  Employer
incorporation or organization)                     Identification Number)

      One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois       60181
          (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code:  (630) 954-0400





Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

Exhibits

The following exhibit is filed as part of this report:

No.     Description of Exhibit

99.01 Press release issued by General Employment Enterprises, Inc., dated November 24, 2003.


Item 9.  Regulation FD Disclosure.

The following information is being provided pursuant to Item 12, "Results of Operations and Financial Condition."

On November 24, 2003, General Employment Enterprises, Inc. issued a press release containing information regarding its results of operations and financial condition for the fourth quarter and fiscal year ended September 30, 2003. A copy of the press release is furnished as an exhibit to this Form 8-K Current Report.


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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     GENERAL EMPLOYMENT ENTERPRISES, INC.
                                                (Registrant)

Date:  November 25, 2003             By: /s/ Kent M. Yauch
                                     Kent M. Yauch
                                     Vice President, Chief Financial
                                     Officer and Treasurer




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